EXHIBIT (d)(2)

                              SUB-ADVISORY CONTRACT
                 (amended and restated as of September 30, 2002)

         This Sub-Advisory Contract (the "Agreement") is amended and restated as of September 30, 2002, between LINDNER ASSET MANAGEMENT, INC., a Michigan corporation ("LAMI" or the "Adviser"), and CASTLEARK MANAGEMENT, LLC, an Illinois limited liability company ("CastleArk" or the "SubAdviser").

         WHEREAS, the Adviser has entered into an Investment Management Agreement, dated as of August 1, 2001 (the "Management Agreement"), with Lindner Investments (the "Trust"), a Massachusetts business trust and a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which LAMI acts as Adviser of the Trust's separate series of shares of beneficial interest, one of which is the Lindner Large-Cap Growth Fund (the "Fund"); and

         WHEREAS, the Adviser and Subadviser have previously entered into a Sub-Advisory Contract on August 1, 2001, and the parties desire to amend such contract to provide for a temporary reduction in the fees to be paid to the Subadviser; and

         WHEREAS, LAMI desires to retain the Subadviser to provide investment advisory services to the Fund and to manage the Fund as the Adviser shall from time to time direct, and the Subadviser is willing to render such investment advisory services;

         NOW, THEREFORE, the Parties agree as follows:

         1. Subject to the direction of the Adviser and the Board of Trustees of the Trust, the Subadviser shall provide portfolio management services to the Fund, including (but not limited to) the purchase, retention and disposition of portfolio securities in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), portfolio reconciliation, cash management, back-office services, periodic reporting to the Adviser and the Board of Trustees of the Trust and such other services as may be reasonably requested by the Adviser. The Subadviser's activities shall be subject to the following understandings:

                 (a) The Subadviser shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash or invested in cash equivalents.

                 (b) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, Bylaws and Prospectus of the Fund and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust, co-operate with the Adviser's (or its designee's) personnel responsible for monitoring the Fund's compliance, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the

         Subadviser shall, among other things, comply with the Adviser's Code of Ethics, soft dollar trading policy, brokerage allocation policy, and such other policies as the Adviser or the Trust may establish, and it shall prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

                 (c) The Subadviser shall place orders with or through such persons, brokers or dealers (but only with brokers or dealers that are not affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that no broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust's Board of Trustees and the Adviser from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients.

                 On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                 (d) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
         (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees and to the Adviser such periodic and special reports as the Trustees or the Adviser may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund or the Adviser with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

                 (e) The Subadviser shall provide to the Adviser and to the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets that it manages, including (but not limited to) any pricing discrepancies from daily closing prices reported by the Fund's pricing services, and shall provide the Adviser with such other information as the Adviser may request.

                 (f) The Subadviser and Adviser understand and agree that the Adviser intends to manage the Fund in a "manager-of-managers" style, and that the Adviser will, among other things, (i) continually evaluate the performance of the Subadviser to the Fund through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board of Trustees as to whether this contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

                 (g) The Subadviser will support all marketing and sales activities with respect to the Fund, including (but not limited to) providing press and other publicity interviews, attending conferences and seminars that the Adviser deems to be appropriate and meeting with prospective and existing shareholders, registered investment advisers and other financial intermediaries. The Adviser will reimburse the Subadviser for its out-of-pocket expenses incurred in connection with such marketing support, provided that the expenses are approved in advance by the Adviser.

                 (h) The Adviser shall have the right to approve the specific individuals employed by the Subadviser to perform the investment management services described above, and the Adviser shall also have the right to direct that the Subadviser terminate the involvement of any one or more of such individuals with respect to the Fund's investment management activities, but any such change in personnel of the Subadviser shall not be deemed to be a termination of this Agreement.

                 (i) The Subadviser will not provide portfolio management services to any other mutual fund using the same investment process or style as the Subadviser uses with respect to the Fund without the prior written consent of the Adviser, nor will the Subadviser organize a mutual fund with a substantially similar investment objective as the Fund. The Subadviser agrees to the Trust the first opportunity to organize and register any new mutual fund that the Subadviser develops.

         2. The Subadviser may authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

         3. The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to Section 1(d) hereof and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to Section 1(d) hereof.

         4. The Subadviser agrees to maintain its registration as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and any other applicable state and federal laws or regulations.

         5. The Subadviser shall furnish to the Adviser copies of all records prepared in connection with (i) the performance of this Agreement and
(ii) the maintenance of compliance procedures pursuant to Section 1(b) hereof as the Adviser may reasonably request.

         6. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser shall pay the Subadviser as full compensation therefor, a fee at the annual rates described below with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to the Subadviser monthly, within three (3) business days after receipt by the Adviser of payment of its monthly management fee from the Trust. Such fee shall be calculated by applying the annual rates set forth below to the average daily net assets of the Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of the Fund. The annual fee rates for the period from October 1, 2002, through September 30, 2004, are as follows:

Rate                               Amount of Net Assets
----                               --------------------
35 basis points (0.35%)            Up to $500,000,000
37.5 basis points (0.375%)         $500,000,001 up to $1,000,000,000
35 basis points (0.35%)            over $1,000,000,000

The annual fee rates for the period from October 1, 2004, and thereafter are as follows:

Rate                               Amount of Net Assets
----                               --------------------
40 basis points (0.40%)            Up to $500,000,000
37.5 basis points (0.375%)         $500,000,001 up to $1,000,000,000
35 basis points (0.35%)            over $1,000,000,000

         7. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

         8. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

         9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

         10. During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing within three (3) business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

         11. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

         12. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Illinois.

         13. Any notices or other communications required or permitted hereunder shall be deemed to have been given if sent by first class mail, overnight delivery or hand delivery to the following addresses:

         If to the Adviser, to:
                Lindner Asset Management, Inc.
                520 Lake Cook Road, Suite 380
                Deerfield, IL 60015

         If to the Subadviser, to:
                CastleArk Management, LLC
                101 North Wacker Drive
                Chicago, IL 60606

         IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designed below as of the day and year first above written.

                                               LINDNER ASSET MANAGEMENT, INC.

                                               By: /S/ DOUG T. VALASSIS
                                                   Doug T. Valassis

                                               CASTLEARK MANAGEMENT, LLC

                                               By: /S/ EDWARD A. CLARK
                                                   Edward A. Clark

                                                                  EXHIBIT (d)(5)

                             SUB-ADVISORY CONTRACT
                 (amended and restated as of September 30, 2002)

         This Sub-Advisory Contract (the "Agreement") is amended and restated as of September 30, 2002, between LINDNER ASSET MANAGEMENT, INC., a Michigan corporation ("LAMI" or the "Adviser"), and ARGENT CAPITAL MANAGEMENT LLC, a Missouri limited liability company ("Argent" or the "SubAdviser").

         WHEREAS, the Adviser has entered into an Investment Management Agreement, dated as of August 1, 2001 (the "Management Agreement"), with Lindner Investments (the "Trust"), a Massachusetts business trust and a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which LAMI acts as Adviser of the Trust's separate series of shares of beneficial interest, one of which is the Lindner Growth and Income Fund (the "Fund"); and

         WHEREAS, the Adviser and Subadviser have previously entered into a Sub-Advisory Contract on August 16, 2001, and such contract became effective on November 30, 2001 (the "Effective Date"), the date on which the Securities and Exchange Commission issued an order pursuant to Section 6(c) of the 1940 Act exempting the Fund and the Adviser from having to obtain shareholder approval of such contract or any material amendment thereto under Section 15(a) of the 1940 Act; and

         WHEREAS, LAMI desires to retain the Subadviser to provide investment advisory services to the Fund and to manage the Fund as the Adviser shall from time to time direct and the Subadviser is willing to render such investment advisory services;

         NOW, THEREFORE, the Parties agree as follows:

         1. Subject to the direction of the Adviser and the Board of Trustees of the Trust, the Subadviser shall provide portfolio management services to the Fund, including (but not limited to) the purchase, retention and disposition of portfolio securities in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), portfolio reconciliation, cash management, back-office services, periodic reporting to the Adviser and the Board of Trustees of the Trust and such other services as may be reasonably requested by the Adviser. The Subadviser's activities shall be subject to the following understandings:

                (a) The Subadviser shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash or invested in cash equivalents.

                (b) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, Bylaws and Prospectus of the Fund and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust, co-operate with the Adviser's (or its designee's) personnel responsible for monitoring the Fund's compliance, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, comply with the Adviser's Code of Ethics, soft dollar trading policy, brokerage allocation policy, and such other policies as the Adviser or the Trust may establish, and it shall prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

                (c) The Subadviser shall place orders with or through such persons, brokers or dealers (but only with brokers or dealers that are not affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that no broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust's Board of Trustees and the Adviser from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients.

                On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                (d) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
         (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees and to the Adviser such periodic and special reports as the Trustees or the Adviser may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund or the Adviser with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

                (e) The Subadviser shall provide to the Adviser and to the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets that it manages, including (but not limited to) any pricing discrepancies from daily closing prices reported by the Fund's pricing services, and shall provide the Adviser with such other information as the Adviser may request.

                (f) The Subadviser and Adviser understand and agree that the Adviser intends to manage the Fund in a "manager-of-managers" style, and that the Adviser will, among other things, (i) continually evaluate the performance of the Subadviser to the Fund through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board of Trustees as to whether this contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

                (g) The Subadviser will support all marketing and sales activities with respect to the Fund, including (but not limited to) providing press and other publicity interviews, attending conferences and seminars that the Adviser deems to be appropriate and meeting with prospective and existing shareholders, registered investment advisers and other financial intermediaries. The Adviser will reimburse the Subadviser for its out-of-pocket expenses incurred in connection with such marketing support, provided that the expenses are approved in advance by the Adviser.

                (h) The Adviser shall have the right to approve the specific individuals employed by the Subadviser to perform the investment management services described above, and the Adviser shall also have the right to direct that the Subadviser terminate the involvement of any one or more of such individuals with respect to the Fund's investment management activities, but any such change in personnel of the Subadviser shall not be deemed to be a termination of this Agreement.

                (i) The Subadviser will not provide portfolio management services to any other mutual fund using the same investment process or style as the Subadviser uses with respect to the Fund without the prior written consent of the Adviser, nor will the

         Subadviser organize a mutual fund with a substantially similar investment objective as the Fund. The Subadviser agrees to offer to the Trust the first opportunity to organize and register any new mutual fund that the Subadviser develops.

         2. The Subadviser may authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

         3. The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to Section 1(d) hereof and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to Section 1(d) hereof.

         4. The Subadviser agrees to maintain its registration as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and any other applicable state and federal laws or regulations.

         5. The Subadviser shall furnish to the Adviser copies of all records prepared in connection with (i) the performance of this Agreement and
(ii) the maintenance of compliance procedures pursuant to Section 1(b) hereof as the Adviser may reasonably request.

         6. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser shall pay the Subadviser as full compensation therefor, a fee at the annual rates described below with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to the Subadviser monthly. Such fee shall be calculated by applying the annual rates set forth below to the average daily net assets of the Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of the Fund. The annual fee rates for the period from October 1, 2002, through September 30, 2004, are as follows:

Rate                             Amount of Net Assets
----                             --------------------
25 basis points (0.25%)          Up to $250,000,000
35 basis points (0.35%)          $250,000,000 up to $500,000,000
40 basis points (0.40%)          $500,000,000 and more

The annual fee rates for the period from October 1, 2002, and thereafter are as follows:

Rate                             Amount of Net Assets
----                             --------------------
30 basis points (0.30%)          Up to $250,000,000
35 basis points (0.35%)          $250,000,000 up to $500,000,000
40 basis points (0.40%)          $500,000,000 and more

         7. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

         8. This Agreement shall continue in effect for a period of two years from the Effective Date, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect from year-to-year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

         9. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

         10. During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing within three (3) business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

         11. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

         12. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Illinois.

         13. Any notices or other communications required or permitted hereunder shall be deemed to have been given if sent by first class mail, overnight delivery or hand delivery to the following addresses:

         If to the Adviser, to:
                Lindner Asset Management, Inc.
                520 Lake Cook Road, Suite 380
                Deerfield, IL 60015

         If to the Subadviser, to:
                Argent Capital Management LLC
                700 Corporate Park Drive, Suite 320
                Clayton, MO 63105

         IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designed below as of the day and year first above written.

                                             LINDNER ASSET MANAGEMENT, INC.

                                             By: /S/ DOUG T. VALASSIS
                                                 Doug T. Valassis

                                             ARGENT CAPITAL MANAGEMENT LLC

                                             By: /S/ STEVEN L. FINERTY
                                                 Steven L. Finerty

                                                            Exhibit (d)(6)

                              SUB-ADVISORY CONTRACT

         This Sub-Advisory Contract (the "Agreement") is entered into on November 21, 2001, between LINDNER ASSET MANAGEMENT, INC., a Michigan corporation ("LAMI" or the "Adviser"), and STANDISH MELLON ASSET MANAGEMENT COMPANY LLC, a Delaware limited liability company (the "Subadviser").

         WHEREAS, the Adviser has entered into an Investment Management Agreement, dated as of August 1, 2001 (the "Management Agreement"), with Lindner Investments (the "Trust"), a Massachusetts business trust that is registered as a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which LAMI acts as adviser of the Trust's separate series of shares of beneficial interest, one of which is the Lindner Market Neutral Fund (the "Fund"); and

         WHEREAS, the Trust has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

         WHEREAS, LAMI desires to retain the Subadviser to provide investment advisory services to the Fund and to manage the Fund as the Adviser shall from time to time direct, commencing on the Effective Date specified in Section 7, and the Subadviser is willing to render such investment advisory services;

         NOW, THEREFORE, the Parties agree as follows:

         1. Subject to the direction of the Adviser and the Board of Trustees of the Trust, the Subadviser shall provide portfolio management services to the Fund, including (but not limited to) the purchase, retention and disposition of portfolio securities in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), portfolio reconciliation, cash management, back-office services, periodic reporting to the Adviser and the Board of Trustees of the Trust and such other services as may be reasonably requested by the Adviser. The Subadviser's activities shall be subject to the following understandings:

                (a) The Subadviser shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash or invested in cash equivalents.

                (b) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, Bylaws and Prospectus of the Fund and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust, co-operate with the Adviser's personnel responsible for monitoring the Fund's compliance, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other federal and state laws and regulations to the extent applicable to the Subadviser's services. In connection therewith, the Subadviser shall, among other things, comply with the Subadviser's Code of Ethics and the Trust's soft dollar trading and brokerage allocation policies (as described in the Trust's Statement of Additional Information or as otherwise adopted from time to time by the Trust) , and such other policies as the Adviser or the Trust may establish, and it shall prepare and provide to the Adviser such reports as are, or may in the future be, reasonably required to permit the Adviser or the Trust to make such filings as are required by the Commission. The Adviser agrees to provide copies of such policies to the Subadviser prior to their adoption by the Adviser or the Trust, and to allow the Subadviser an opportunity to comment thereon.

                (c) The Subadviser shall place orders with or through such persons, brokers or dealers (but only with brokers or dealers that are not directly or indirectly affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that no broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust's Board of Trustees and the Adviser from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients.

                On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                (d) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
         (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees and to the Adviser such periodic and special reports as the Trustees or the Adviser may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund or the Adviser with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

                (e) The Subadviser shall provide to the Adviser and to the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets that it manages, including (but not limited to) any pricing discrepancies from daily closing prices reported by the Fund's pricing services, and shall provide the Adviser with such other information as the Adviser may request.

                (f) The Subadviser and Adviser understand and agree that the Adviser intends to manage the Fund in a "manager-of-managers" style, and that the Adviser will, among other things, (i) continually evaluate the performance of the Subadviser to the Fund through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board of Trustees as to whether this contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

                (g) The Subadviser will provide to the Adviser reasonable support for marketing and sales activities with respect to the Fund, including (but not limited to) providing press and other publicity interviews, attending conferences and seminars that the Adviser reasonably deems to be appropriate and meeting with prospective and existing shareholders, registered investment advisers and other financial intermediaries. The Adviser will reimburse the Subadviser for its out-of-pocket expenses incurred in connection with such marketing support, provided that the expenses are approved in advance by the Adviser.

                (h) The Subadviser shall promptly notify the Adviser of any change in the employment status of the specific individuals employed by the Subadviser to perform the investment management services described above, of any change in the investments process by which the Fund is managed, and of any material changes in the senior management, operations or ownership of the Subadviser.

                (i) For a period of one year after the date of this Agreement, the Subadviser will not, without the prior written consent of the Adviser, provide portfolio management services to any other mutual fund that is registered with the Commission under the 1940 Act which uses a "market neutral" investment style.

         2. The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to Section 1(d) hereof and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to Section 1(d) hereof.

         3. The Subadviser agrees to maintain its registration as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and any other applicable state and federal laws or regulations.

         4. The Subadviser shall furnish to the Adviser copies of all records prepared in connection with (i) the performance of this Agreement and
(ii) the maintenance of compliance procedures pursuant to Section 1(b) hereof as the Adviser may reasonably request.

         5. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser shall pay the Subadviser as full compensation therefor, as follows:

                (a) prior to the earlier of (i) the date on which this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or (ii) the date on which the Securities and Exchange Commission issues an order exempting the Trust and the Adviser from the provisions of Section 15(a) of the 1940 Act that would otherwise require that this Agreement be approved by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, the Adviser shall pay to the Subadviser an amount equal to the out-of-pocket costs incurred by the Subadviser in performing its duties under this Agreement, which amount shall be paid by the Adviser within ten (10) days after submission to it by the Subadviser of an itemized statement detailing such costs; and

                (b) from and after the earlier of (i) the date on which this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or (ii) the date on which the Securities and Exchange Commission issues an order exempting the Trust and the Adviser from the provisions of Section 15(a) of the 1940 Act that would otherwise require that this Agreement be approved by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, the Adviser shall pay to the Subadviser a fee at the annual rates described below with respect to the average daily net assets of the Fund, which fee will be computed daily, and paid monthly. Such fee shall be calculated by applying the annual rates set forth below to the average daily net assets of the Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of the Fund. The annual fee rates are as follows:

Rate                          Amount of Incremental Net Assets
----                          --------------------------------
70 basis points (0.70%)       First $24,999,999 of net assets
75 basis points (0.75%)       Next $25,000,000 of net assets, up to $49,999,999
80 basis points (0.80%)       Assets in excess of $50,000,000

         For example, if the Fund has average daily net assets of $55,000,000, the fee would be 70 basis points on the first $24,999,999 of assets, 75 basis points on the next $25,000,000 of assets and 80 basis points on the last $5,000,001 of assets.

         (c) If the exemptive order referred to in this Section 5 is not issued on or before February 1, 2002, the Adviser agrees to take reasonable actions to recommend to the Trust's Board of Trustees that a special meeting of the shareholders of the Fund be called for the purpose of obtaining the shareholder approval of this Agreement required by Section 15(a) of the 1940 Act.

         6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

         7. The Subadviser shall commence to provide services hereunder, and this Agreement shall become effective, on the date first stated above (the "Effective Date"). This Agreement shall continue in effect for a period of two years from the Effective Date, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect from year-to-year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser or the Subadviser at any time, without the payment of any penalty, on 60 days' prior written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940
Act) or upon the termination of the Management Agreement.

         8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

         9. During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing within three (3) business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

         10. This Agreement may be amended by mutual written consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

         11. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Illinois.

         12. Any notices or other communications required or permitted hereunder shall be deemed to have been given if sent by first class mail, overnight delivery or hand delivery to the following addresses:

         If to the Adviser, to:
                Lindner Asset Management, Inc.
                520 Lake Cook Road, Suite 381
                Deerfield, IL 60015
                Attention:  Vice President and Chief Investment Officer

         If to the Subadviser, to:
                Standish Mellon Asset Management Company LLC
                One Financial Center
                Boston, MA 02111-2662
                Attention:  Chief Compliance Officer

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designed below as of the day and year first above written.

                                             LINDNER ASSET MANAGEMENT, INC.

                                             By: /S/ DOUG T. VALASSIS
                                                 Doug T. Valassis, Chairman

                                             STANDISH MELLON ASSET MANAGEMENT
                                             COMPANY LLC

                                             By: /S/ RICHARD S. WOODS
                                                 Richard S. Woods, Vice Chairman

                                                                  Exhibit (d)(7)

                              SUB-ADVISORY CONTRACT

         This Sub-Advisory Contract (the "Agreement") is entered into on March 6, 2002, between LINDNER ASSET MANAGEMENT, INC., a Michigan corporation (the "Adviser"), and GAMCO INVESTORS, INC., d/b/a/ GABELLI ASSET MANAGEMENT COMPANY, a New York corporation (the "Subadviser").

         WHEREAS, the Adviser has entered into an Investment Management Agreement, dated as of August 1, 2001 (the "Management Agreement"), with Lindner Investments (the "Trust"), a Massachusetts business trust that is registered as a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Adviser acts as adviser of the Trust's separate series of shares of beneficial interest, one of which is the Lindner Communications Fund (the "Fund"); and

         WHEREAS, the Trust has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

         WHEREAS, the Adviser desires to retain the Subadviser to provide investment advisory services to the Fund and to manage the Fund as the Adviser shall from time to time direct, commencing on the Effective Date specified in
Section 7, and the Subadviser is willing to render such investment advisory services;

         NOW, THEREFORE, the parties agree as follows:

         1. Portfolio Management Services; Allocation of Brokerage. Subject to the direction of the Adviser and the Board of Trustees of the Trust, the Subadviser shall provide portfolio management services to the Fund, including (but not limited to) the purchase, retention and disposition of portfolio securities in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), portfolio reconciliation, cash management, back-office services, periodic reporting to the Adviser and the Board of Trustees of the Trust and such other services as may be reasonably requested by the Adviser. The Subadviser shall not effect any transactions that would cause the Funds to be out of compliance with any of such investment objectives, policies or restrictions. The Subadviser's activities shall be subject to the following understandings:

                (a) The Subadviser shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash or invested in cash equivalents.

                (b) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, Bylaws and Prospectus of the Fund and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust, co-operate with the Adviser's personnel responsible for monitoring the Fund's compliance, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other federal and state laws and regulations to the extent applicable to the Subadviser's services. In connection therewith, the Subadviser shall, among other things, comply with the Subadviser's code of ethics and the Trust's soft dollar trading and brokerage allocation policies (as described in the Trust's Statement of Additional Information or as otherwise adopted from time to time by the Trust) , and such other policies as the Adviser or the Trust may establish, and it shall prepare and provide to the Adviser such reports as are, or may in the future be, reasonably required to permit the Adviser or the Trust to make such filings as are required by the Commission. The Adviser agrees to provide copies of such policies to the Subadviser prior to their adoption by the Adviser or the Trust, and to allow the Subadviser an opportunity to comment thereon.

                (c) The Subadviser shall have authority and discretion to select brokers and dealers (but only brokers or dealers not directly or indirectly affiliated with the Subadviser or the Adviser) to execute portfolio transactions for the Fund, and to select markets on or in which these transactions will be executed.

                       (i) In exercising such authority and discretion, the Subadviser's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not require the Subadviser to solicit competitive bids for each transaction or to seek the lower available commission cost, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of any brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either the particular transaction or the Subadvisers overall responsibility with respect to its clients, indicating the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on a particular transaction. The Subadviser shall, at its expense, prepare and submit to the Adviser once each year at a time designated by the Adviser, a report which evaluates the Subadviser's performance in fulfilling its responsibilities under this clause (i).

                       (ii) Subject to the requirements of clause (i) alone, the Adviser shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services directly to the Adviser (including research services that are designed to assist the Adviser in evaluating the performance of the Subadviser), or as to which an ongoing relationship will be of value to the Fund and its shareholders in the management of the Fund's assets.

                       (iii) On occasions when the Subadviser deems the
                purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                (d) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs
         (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees and to the Adviser such periodic and special reports as the Trustees or the Adviser may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund or the Adviser with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

                (e) The Subadviser shall provide to the Adviser and to the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets that it manages, including (but not limited to) any pricing discrepancies from daily closing prices reported by the Fund's pricing services, and shall provide the Adviser with such other information as the Adviser may request.

                (f) The Subadviser and Adviser understand and agree that the Adviser intends to manage the Fund in a "manager-of-managers" style, and that the Adviser will, among other things, (i) continually evaluate the performance of the Subadviser to the Fund through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board of Trustees as to whether this contract with the Subadviser should be renewed, modified, or terminated and (iii) periodically report to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

                (g) The Subadviser will provide to the Adviser reasonable support for marketing and sales activities with respect to the Fund. The Adviser will reimburse the Subadviser for its out-of-pocket expenses incurred in connection with such marketing support, provided that the expenses are approved in advance by the Adviser. The Subadviser shall submit all marketing materials, press releases and other public announcements to the Adviser for its prior approval before using or releasing any of the same.

                (h) The Subadviser shall promptly notify the Adviser of any change in the employment status of the specific individuals employed by the Subadviser to perform the investment management services described above, of any change in the investments process by which the Fund is managed, and of any material changes in the senior management, trading policies, operations or ownership of the Subadviser. In addition, the Subadviser shall promptly notify the Adviser of (a) any portfolio securities that become in default, have been downgraded by a naturally-recognized rating agency or become illiquid, (b) any pending litigation or investigation involving the Subadviser or (c) any scheduled examination of its operations by the Commission.

         2. Books and Records. The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to Section 1(d) hereof and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to Section 1(d) hereof.

         3. Voting of Proxies. Subject to such oversight as the Board of Trustees of the Trust deems appropriate, the Subadviser shall have the authority to vote and direct the voting of all proxies solicited by or with respect to the issuers of securities in which assets of the Fund shall be invested from time to time in accordance with such policies as may be determined from time to time by the Subadviser. The Subadviser shall provide a copy of its proxy voting policies to the Adviser, shall promptly notify the Adviser of any change in such policies and shall provide a report to the Adviser by the 20th of the month following the end of each calendar quarter which shows the votes which have been cast by the Subadviser with respect to portfolio securities of the Fund during such quarter.

         4. Compliance With Laws. The Subadviser agrees to maintain its registration as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and any other applicable state and federal laws or regulations. The Subadviser shall furnish to the Adviser a copy of the Subadviser's Form ADV registration under the Advisers Act and shall provide a copy of each amendment thereto promptly after making any amendment. The Subadviser has adopted and agrees to implement a code of ethics containing provisions reasonably necessary to prevent its Access Persons (as such term is defined in Rule 17j-1 under the 1940 Act) from engaging in any conduct prohibited by Rule 17j-1. The

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

Subadviser will provide to the Adviser each quarter a certification evidencing compliance by the Subadviser's Access Persons with such code of ethics.

         5.     Furnishing Records. The Subadviser shall furnish to the
Adviser copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to
Section 1(b) hereof as the Adviser may reasonably request.

         6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Adviser shall pay the Subadviser as full compensation therefor, a fee at the annual rate of 40 basis points (0.40%) of the average daily net assets of the Fund, which fee will be computed daily, and paid monthly. Such fee shall be calculated by applying the annual rates set forth below to the average daily net assets of the Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of the Fund.

         7. Limitation on Liability of Subadviser. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

         8. Commencement Date; Term; Termination. The Subadviser shall commence to provide services hereunder, and this Agreement shall become effective, on the date first stated above (the "Effective Date"). This Agreement shall continue in effect for a period of two years from the Effective Date, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect from year-to-year thereafter, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Adviser or the Subadviser at any time, without the payment of any penalty, on not less than 30 or more than 60 days' prior written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

         9. No Exclusivity. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

         10. Materials to be Provided by Adviser. During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing within three (3) business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

         11. Amendments. This Agreement may be amended by mutual written consent, but the consent of the Board of Trustees of the Trust must be obtained in conformity with the requirements of the 1940 Act and any exemptive order issued by the Securities and Exchange Commission permitting the Adviser to operate in a "manager-of-managers" style.

         12. Governing Law. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Illinois.

         12. Notices. Any notices or other communications required or permitted hereunder shall be deemed to have been given if sent by first class mail, overnight delivery or hand delivery to the following addresses:

         If to the Adviser, to:
                Lindner Asset Management, Inc.
                520 Lake Cook Road, Suite 381
                Deerfield, IL 60015
                Attention:  Vice President and Chief Investment Officer

         If to the Subadviser, to:
                GAMCO Investors, Inc.
                One Corporate Center
                Rye, NY 10580-1435
                Attention:  Regina M. Pitaro, Managing Director

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designed below as of the day and year first above written.

                                                  LINDNER ASSET MANAGEMENT, INC.

                                                  By: /S/ DOUG T. VALASSIS
                                                  Title: Chairman and CEO

                                                  GAMCO INVESTORS, INC.

                                                  By: /S/ MARIO J. GABELLI
                                                  Title: ______________________

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